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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT
                          UNDER SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 22, 2003


                                   RESMED INC.
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                           0-26038                98-0152841
---------------                    ---------------        ---------------
(State or Other Jurisdiction of    (Commission            (I.R.S. Employer
Incorporation)                     File Number)           Identification No.)

                             14040 DANIELSON STREET
                          POWAY, CALIFORNIA 92064-6857
                    (Address of Principal Executive Offices)

                                _________________

                                 (858) 746-2400

              (Registrant's telephone number, including area code)

                                _________________

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ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

Exhibits:  Description of Document
---------  -----------------------------------
99.1       Press Release dated April 22, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

     On April 22, 2003, we issued the press release attached as Exhibit 99.1. It is incorporated into this report by reference. The press release describes the results of our operations for the quarter and nine months ended March 31, 2003.

We are furnishing the information in this report under Item 12 of Form 8-K, in accordance with Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003. We are not "filing" it for purposes of Section 18 of the Securities Exchange Act of 1934. And we are not incorporating it by reference into any filings we've made before, or may make later, even though those filings may contain general incorporation language.

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                                   SIGNATURES

     We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: April 29, 2003

RESMED INC.
(registrant)

/s/ Adrian M. Smith
----------------------
Name: Adrian M. Smith
Its: Vice President Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibits:  Description of Document
---------  -----------------------------------
99.1       Press Release dated April 22, 2003.